UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 14, 2023

NORTHWEST NATURAL HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Commission file number 1-38681

Oregon	82-4710680
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
250 S.W. Taylor Street, Portland, Oregon 97204
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 14, 2023, Northwest Natural Holding Company (NW Holdings) entered into a Note Purchase Agreement between NW Holdings and the institutional investors named as purchasers therein (the Note Purchase Agreement). The Note Purchase Agreement provides for the issuance of (i) $100,000,000 aggregate principal amount of NW Holdings’ 5.78% Senior Notes, Series A, due March 7, 2028 (5.78% Notes) and (ii) $50,000,000 aggregate principal amount of NW Holdings’ 5.84% Senior Notes, Series B, due March 7, 2029 (5.84% Notes and together with the 5.78% Notes, the Notes) in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended. The Notes, which are senior unsecured obligations of NW Holdings, are expected to be issued on or about March 7, 2024, pursuant to the Note Purchase Agreement.

The 5.78% Notes will bear interest at the rate of 5.78% per annum, payable semi-annually on March 7 and September 7 of each year, commencing September 9, 2024, and will mature on March 7, 2028. NW Holdings may, at its option, prepay at any time all, or from time to time any part of, the outstanding 5.78% Notes at a price equal to 100% of the principal amount thereof, plus a “make-whole” premium and accrued and unpaid interest thereon to the date of prepayment; provided, however, in the case of a partial prepayment, NW Holdings must prepay at least 5% of the aggregate principal amount of the 5.78% Notes outstanding. At any time on or after February 7, 2028, NW Holdings may, at its option, prepay all or any part of the 5.78% Notes at 100% of the principal amount thereof, plus accrued and unpaid interest thereon to the date of prepayment, but without the payment of a “make-whole” premium, so long as there is no Default or Event of Default under the Note Purchase Agreement.

The 5.84% Bonds will bear interest at the rate of 5.84% per annum, payable semi-annually on March 7 and September 7 of each year, commencing September 9, 2024, and will mature on March 7, 2029. NW Holdings may, at its option, prepay at any time all, or from time to time any part of, the outstanding 5.84% Notes at a price equal to 100% of the principal amount thereof, plus a “make-whole” premium and accrued and unpaid interest thereon to the date of prepayment; provided, however, in the case of a partial prepayment, NW Holdings must prepay at least 5% of the aggregate principal amount of the 5.84% Notes outstanding. At any time on or after February 7, 2029, NW Holdings may, at its option, prepay all or any part of the 5.84% Notes at 100% of the principal amount thereof, plus accrued and unpaid interest thereon to the date of prepayment, but without the payment of a “make-whole” premium, so long as there is no Default or Event of Default under the Note Purchase Agreement.

The Note Purchase Agreement contains customary representations, warranties and affirmative and negative covenants by NW Holdings applicable to NW Holdings and certain subsidiaries of NW Holdings, as well as customary closing conditions and Events of Default. The Note Purchase Agreement also specifies certain Events of Default, upon the occurrence of which the maturity of the Notes may be accelerated.

Forward-Looking Statements

This report, and other presentations made by NW Holdings from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipates," "assumes," "intends," "plans," "seeks," "believes," "estimates," "expects" and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, goals, strategies, assumptions, estimates, expectations, expenses, future events and timing thereof, investments, likelihood, timing, and amount and use of proceeds associated with any transaction, financial results, financial position, targeted capital structure, revenues and earnings, performance, and other statements that are other than statements of historical facts.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A "Risk Factors", and Part II, Item 7 and Item 7A "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosure about Market Risk" in the most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk", and Part II, Item 1A, "Risk Factors", in the quarterly reports filed thereafter.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Holdings, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and NW Holdings undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated: December 15, 2023	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer &
Corporate Secretary